UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 22, 2006

                              ARK RESTAURANTS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-14030


             New York                                        13-3156768
-------------------------------------                  -----------------------
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                         Identification No.)


                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

     On August 22, 2006, Ark Restaurants Corp. (the "Company") issued a press release attached hereto as Exhibit 99.1 and incorporated by reference. In the press release, the Company announced that its board of directors had authorized a new stock repurchase program to acquire up to $4 Million in common stock of the Company during the next twelve months.

Item 9.01.  Financial Statements and Exhibits

       (c)     Exhibits

       99.1    Copy of Press Release issued August 22, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARK RESTAURANT CORP.


                                                By:  /s/ Michael Weinstein
                                                     ---------------------------
                                                     Chief Executive Officer



Date:  August 22, 2006


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INDEX TO EXHIBITS

Exhibit    Description
-------    -----------
  99.1 Press Release dated August 22, 2006 entitled "Ark Restaurants Announces Stock Repurchase Program"